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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 29, 2003


                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                             1-4221                     73-0679879
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(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                      Number)                  Identification
incorporation)                                                    Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                     74114
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(Address of principal executive offices)                        (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



                               Page 1 of 20 Pages.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

            99.1 Helmerich & Payne, Inc. transcript of webcast held on April 24, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

         On April 24, 2003, Helmerich & Payne, Inc. ("Registrant") held a webcast discussing its financial results for its second quarter ended March 31, 2003. A copy of the transcript of such webcast is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HELMERICH & PAYNE, INC.



                                          By: /s/ STEVEN R. MACKEY
                                              ----------------------------------
                                              Name:   Steven R. Mackey
                                              Title:  Vice President

Dated:   April 29, 2003



                                       2
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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Helmerich & Payne, Inc. transcript of webcast held on April 24, 2003